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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C. 20549



                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 30, 2004



                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



        001-13255                                         43-1781797
        ---------                                         ----------
        (COMMISSION                                       (IRS EMPLOYER
        FILE NUMBER)                                      IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
---------------------------------------------------------------    ----------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE



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ITEM 5.  OTHER EVENTS.

         On February 3, 2004, Solutia issued a press release announcing that its subsidiary, Solutia Europe SA/NV had successfully restructured its 6.25% Euro Notes, due in 2005. The Terms and Conditions of the Euro Notes were amended and restated in connection with the restructuring, as described in the press release. Subsequently, Solutia Europe entered into a Fiscal Agency Agreement, a Collateral Agency Agreement and various collateral documents pursuant to which, among other things, KBC Bank NV was appointed as Collateral Agent for the holders of the Euro Notes and Solutia Europe granted to the Collateral Agent security interests in substantially all of its assets. In addition, three Solutia Europe subsidiaries, Solutia Services International SCA/Comm.VA, or SSI, Amcis AG and CarboGen AG, which are referred to collectively as the Subsidiary Guarantors, entered into the Collateral Agency Agreement, guarantees of Solutia Europe's obligations in respect of the Euro Notes, and various collateral documents pursuant to which the Subsidiary Guarantors granted to the Collateral Agent security interests in certain of their respective assets.

         Additionally, to the extent that certain minority shareholders of Solutia Europe's subsidiary, CP Films Vertriebs GmbH, or CPFilms Germany, approve CPFilms Germany's participation in the restructuring, CP Films Germany will enter into the Collateral Agency Agreement, a guarantee of Solutia Europe's obligations in respect of the Euro Notes and certain collateral documents pursuant to which CP Films Germany will grant to the Collateral Agent security interests in certain of its assets, subject to certain limitations and restrictions. Solutia Europe anticipates that CP Films Germany will enter into such documentation later this year, and Solutia anticipates filing that documentation in another Report on Form 8-K after it is executed.

         Solutia Europe also entered into an Agreement of Understanding and Restructuring with members of the Ad-Hoc Committee of the holders of the Euro Notes that sets forth, among other items, the process for implementing the guarantees, the security and the pledges associated with the restructuring.

         A copy of the press release, the Terms and Conditions of the Euro Notes, the Fiscal Agency Agreement, the Collateral Agency Agreement, the guarantees of the Subsidiary Guarantors and substantially all of the collateral documents entered into by Solutia Europe and the Subsidiary Guarantors are filed as exhibits to this Report on Form 8-K and are incorporated herein by reference.

         Pursuant to the Agreement of Understanding and Restructuring, Solutia Europe agreed to file a Report on Form 8-K relating to the restructuring, in form and substance acceptable to the Ad-Hoc Committee of the holders of Euro Notes. This Report on Form 8-K is being filed in order to comply with that obligation.

         The press release highlights the material amendments to the Terms and Conditions of the Euro Notes, including the addition of covenants affecting the ability of Solutia Europe and its subsidiaries to transfer cash out of those entities until the Euro Notes are paid. One of those covenants prohibits Solutia Europe from paying any principal or interest on its Convertible Subordinated Bonds. These Convertible Subordinated Bonds are presently outstanding in the principal amount of approximately BEF 4,950,000,000, and are held by two subsidiaries of Solutia Inc., Solutia Europe's ultimate parent company. The Convertible Subordinated Bonds provide for cash payment of interest on January 26 of each year, generally at the rate of 5 percent per annum, are subordinated to the Euro Notes and are convertible into equity of Solutia Europe. Solutia Europe did not make the interest payment due on the Convertible Subordinated Bonds due on or about January 26, 2004. In addition, so long as the Euro Notes are outstanding, Solutia Europe does not intend to pay the interest that will come due on any of the Convertible Subordinated Bonds that are not converted into equity. Such a failure to pay interest will result in the Convertible Subordinated Bonds being in default and will entitle the holders (presently Monchem International, Inc. and Solutia Investments, LLC) to take certain actions. However, if the holders of the Convertible Subordinated Bonds take such action, or if Solutia Europe makes payment on these bonds prior to repayment of the Euro Notes, this will cause an event of default under the Euro Notes and will entitle the holders of the Euro Notes to enforce their rights under the subordination provisions of the Convertible Subordinated Bonds.


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         The Mortgage Agreement, the Mortgage Mandate Agreement and the
Floating Charge Agreement, which are filed as exhibits to this Report on Form 8-K, are the English translations of such documents. The definitive versions of such documents, which are substantively the same as the English translations thereof, are in Dutch and are available from Solutia Europe upon request.

         The description set forth herein does not purport to be complete and is subject to the detailed provisions of the documents attached as exhibits to this Report on Form 8-K attached hereto, which are incorporated by referenced in their entirety, and the other documentation entered into by Solutia Europe and the Subsidiary Guarantors, copies of which Solutia Europe will furnish to a noteholder of the Euro Notes upon request. In addition to the specific restrictions set forth in the respective documents, the rights and obligations under such documents are further restricted pursuant to the applicable laws and regulations governing Solutia Europe and its subsidiaries and such documents. Existing and prospective holders of the Euro Notes should review all of the relevant documentation and consult with their European and U.S. legal counsel and advisors. Solutia Europe has also filed a Supplement to the Offering Circular dated February 11, 2000 relating to the Euro Notes with the Luxembourg Stock Exchange. Copies of the Supplement are available at the offices of the Luxembourg Paying Agent for the Euro Notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits listed below are filed as part of this report.

Exhibit Number              Description
--------------              -----------

99.1                        Press Release

99.2                        Terms and Conditions of Euro Notes

99.3 Fiscal Agency Agreement dated February 11, 2004 among Solutia Europe SA/NV, Kredietbank SA Luxembourgeoise as fiscal agent and paying agent, and KBC Bank NV as principal paying agent

99.4 The Collateral Agency Agreement dated February 11, 2004 among KBC Bank NV, as Collateral Agent, Solutia Europe SA/NV and the Subsidiary Guarantors

99.5                        Form of Global Note

99.6                        Subsidiary Guaranty dated February 11, 2004 of
                            Amicis AG

99.7                        Subsidiary Guaranty dated February 11, 2004 of
                            CarboGen AG

99.8 Subsidiary Guaranty dated February 17, 2004 of Solutia Services International SCA/Comm.VA

99.9 Commercial Receivable Pledge Agreement dated February 11, 2004 between Solutia Europe SA/NV and KBC Bank NV

99.10 Mortgage Agreement dated February 11, 2004 between Solutia Europe SA/NV and KBC Bank NV

99.11 Mortgage Mandate Agreement dated February 11, 2004 between Solutia Europe SA/NV and KBC Bank NV


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99.12                       Floating Charge Agreement dated February 11,
                            2004 between Solutia Europe SA/NV and KBC Bank
                            NV

99.13 Share Pledge Agreement dated February 11, 2004 between Solutia Europe SA/NV and KBC Bank NV (relating to Amcis AG)

99.14 Share Pledge Agreement dated February 11, 2004 between Solutia Europe SA/NV and KBC Bank NV (relating to CarboGen AG)

99.15 Commercial Share Pledge Agreement dated February 17, 2004 between Solutia Europe SA/NV and KBC Bank NV (relating to Services International SCA/Comm.VA)

99.16                       Trademark Pledge Agreement between Amcis AG and
                            KBC Bank NV

99.17 Trademark Pledge Agreement between CarboGen AG and KBC Bank NV

99.18                       Assignment Agreement between Amcis AG and KBC
                            Bank NV

99.19                       Assignment Agreement between CarboGen AG and KBC
                            Bank NV

99.20 Commercial Receivable Pledge Agreement dated February 11, 2004 between Solutia Services International SCA/Comm.VA and KBC Bank NV


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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                               SOLUTIA INC.
                                               ---------------------------
                                               (Registrant)

                                               /s/ Rosemary L. Klein
                                               ---------------------------
                                               Assistant Secretary

DATE: FEBRUARY 23, 2004